SCHEDULE 14A
(Rule 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )

Filed by the registrant ☒

Filed by a party other than the registrant

Check the appropriate box:

Preliminary proxy statement	Confidential, for use of the

Commission only (as permitted by

Rule 14a-6(e)(2).

☒ Definitive proxy statement.

Definitive additional materials.

Soliciting material pursuant to Rule 14a-12.

(Name of Registrant as Specified in Its Charter)

SMITH & WESSON HOLDING CORPORATION

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

      Payment of filing fee (check the appropriate box):

☒ No fee required.

Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

Fee paid previously with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT
General
Revocability of Proxies
Record Date; Voting Securities
Voting and Solicitation
PROPOSAL NO. 1 ELECTION OF DIRECTORS
Board of Directors
Nominees
Information About Directors and Nominees
Meetings and Committees of the Board of Directors
Director Compensation
Recommendation of the Board of Directors
PROPOSAL NO. 2 RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS
Recommendation of the Board of Directors
INFORMATION REGARDING BENEFICIAL OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT
EXECUTIVE OFFICER COMPENSATION AND OTHER MATTERS
Summary of Cash and Certain Other Compensation
SUMMARY COMPENSATION TABLE
Option Grants in Last Fiscal Year
Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End Option Values
Employment Contracts, Termination of Employment and Change in Control Arrangements
DISCLOSURE WITH RESPECT TO THE COMPANY’S EQUITY COMPENSATION PLANS
SUMMARY DESCRIPTION OF NON-SHAREHOLDER APPROVED EQUITY ARRANGEMENTS
FEES BILLED FOR SERVICES RENDERED BY PRINCIPAL ACCOUNTANT
Audit Fees
Financial Information Systems Design and Implementation Fees
All Other Fees
CERTAIN TRANSACTIONS
STOCKHOLDER PROPOSALS FOR 2003 ANNUAL STOCKHOLDER’S MEETING
SECTION 16 BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
OTHER MATTERS

SMITH & WESSON HOLDING CORPORATION

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held September 18, 2002

       We will hold the Annual Meeting of Stockholders of Smith & Wesson Holding Corporation, a Nevada corporation (the “Company”), at the Copperwynd Resort and Club, located at 13225 N. Eagle Ridge Dr., Fountain Hills, Arizona 85268, on Wednesday, September 18, 2002, at 10:00 a.m. Mountain Standard Time, for the following purposes:

1. To elect eight directors of the Company to serve until the 2003 Annual Meeting of Stockholders or until their respective successors are elected and qualified;

2. To ratify the appointment of Stonefield Josephson, Inc. as the independent accountants of the Company for the fiscal year ending April 30, 2003; and

3. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

      The foregoing items of business, including the nominees for directors, are more fully described in the Proxy Statement which is attached to and made a part of this Notice.

      The Board of Directors has fixed the close of business on August 9, 2002, as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

      All stockholders are cordially invited to attend the Annual Meeting in person. However, whether or not you plan to attend the Annual Meeting in person, you are urged to mark, date, sign and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope provided to ensure your representation and the presence of a quorum at the Annual Meeting. If you submit your proxy and then decide to attend the Annual Meeting to vote your shares in person, you may still do so. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

By Order of the Board of Directors,

Mitchell A. Saltz
Chief Executive Officer and Chairman
of the Board of Directors

Scottsdale, Arizona

August 15, 2002

SMITH & WESSON HOLDING CORPORATION
14500 N. Northsight Boulevard
Suite 116
Scottsdale, Arizona 85260

PROXY STATEMENT

General

      This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Smith & Wesson Holding Corporation, a Nevada corporation (the “Company”), of proxies for use in voting at the Annual Meeting of Stockholders, to be held at the Copperwynd Resort and Club, located at 13225 N. Eagle Ridge Dr., Fountain Hills, Arizona 85268, on Wednesday, September 18, 2002, at 10:00 a.m. Mountain Standard Time, and at any adjournment or postponement thereof.

      This Proxy Statement, the enclosed proxy card and the Company’s Annual Report on Form 10-KSB for the fiscal year ended April 30, 2002 are being mailed to stockholders entitled to vote at the meeting on or about August 15, 2002.

Revocability of Proxies

      Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company (attn: General Counsel) a written notice of revocation or an authorized proxy bearing a later date, or by attending the Annual Meeting and voting in person.

Record Date; Voting Securities

      The close of business on August 9, 2002 has been fixed as the record date (the “Record Date”) for determining the holders of shares of common stock, par value $0.001 per share, of the Company (the “Common Stock”) entitled to notice of and to vote at the Annual Meeting. At the close of business on the Record Date there were 29,683,613 shares of Common Stock outstanding.

Voting and Solicitation

      Each stockholder is entitled to one vote for each share of Common Stock held by such stockholder on the Record Date, subject to the conditions described below. A list of stockholders entitled to vote at the Annual Meeting will be available during ordinary business hours at the Company’s offices at 14500 North Northsight Boulevard, Suite 116, Scottsdale, Arizona 85260 for a period of at least ten days prior to the Annual Meeting.

      Votes cast by proxy or in person at the Annual Meeting will be tabulated by the Inspector of Elections, with the assistance of the Company’s transfer agent. The Inspector of Elections will also determine whether or not a quorum is present at the Annual Meeting. The presence of a quorum is required to transact the business proposed to be transacted at the Annual Meeting. The presence in person or by proxy of holders of a majority of the outstanding shares of Common Stock entitled to vote will constitute a quorum for the transaction of business at the Annual Meeting. Directors will be elected by a plurality of the votes cast by the holders of the Company’s Common Stock voting in person or by proxy at the Annual Meeting. In order to be adopted, the proposal to ratify the Company’s appointment of the designated independent accountants will require the affirmative vote of a majority of the votes represented by the shares of Common Stock present in person or represented by proxy at the Annual Meeting. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum. Abstentions will have the same practical effect as a negative vote but broker non-votes will not be counted for any purpose in determining whether a matter has been approved.

      The shares represented by the proxies received, properly marked, dated, signed and not revoked will be voted at the Annual Meeting. Where such proxies specify a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specifications made. Where no choice has been specified, the proxy will be voted (1) FOR the election of each of the eight nominees for director named below, (2) FOR ratification of Stonefield Josephson, Inc. as the independent accountants of the Company for the fiscal year ending April 30, 2003, and (3) as the proxy holders deem advisable on other matters that may properly come before the Annual Meeting. If a broker indicates on the enclosed proxy or its substitute that such broker does not have discretionary authority as to certain shares to vote on a particular matter (“broker non-votes”), those shares will not be considered as voting with respect to that matter. The Company believes that the tabulation procedures to be followed by the Inspector of Elections are consistent with the general requirements of Nevada law concerning the voting of shares and determination of a quorum.

      The solicitation of proxies will be conducted by mail and the Company will bear all attendant costs. These costs include the expense of preparing and mailing proxy solicitation materials for the Annual Meeting and reimbursements paid to brokerage firms and others for expenses incurred in forwarding solicitation materials regarding the Annual Meeting to beneficial owners of the Company’s Common Stock. The Company may conduct further solicitation personally, telephonically or by facsimile through its officers, directors and employees, none of whom will receive additional compensation for assisting with such solicitation.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Board of Directors

      The Board of Directors currently consists of five directors. Each director holds office for a one year term and until his or her successor shall have been duly elected and qualified, or until the earlier of his or her resignation, removal from office or death. On July 24, 2002, the Board of Directors approved the addition of three directors effective as of the Annual Meeting.

Nominees

      At the Annual Meeting, the stockholders will elect eight directors to serve until the 2003 Annual Meeting of Stockholders or until their respective successors are elected and qualified. Unless marked otherwise, proxies received will be voted FOR the election of the eight nominees named below. If additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will ensure the election of as many of the nominees listed below as possible, and in such an event, the specific nominees to be voted for will be determined by the proxy holders.

      Assuming a quorum is present, the eight persons receiving the highest number of affirmative votes of shares entitled to vote will be elected as directors of the Company. Stockholders are not entitled to cumulate votes in the election of directors. All nominees have consented to serve as directors, if elected. If any nominee is unable or unwilling to serve as a director at the time of the Annual Meeting, the persons who are designated as proxies intend to vote, in their discretion, for such other persons, if any, as may be designated by the Board of Directors. As of the date of this Proxy Statement, the Board of Directors has no reason to believe that any of the persons named below will be unable or unwilling to serve as a nominee or as a director if elected.

      The names of the nominees and their ages as of August 15, 2002 are set forth below:

Name	Age	Position

Mitchell A. Saltz	49	Chairman and Chief Executive Officer
Robert L. Scott	56	President and Director
Colton R. Melby	44	Executive Vice President and Director
Sherry L. Noreen	50	Secretary and Director
James J. Minder	72	Director
G. Dennis Bingham	55	Nominee
James D. Staudohar	65	Nominee
I. Marie Wadecki	53	Nominee

Information About Directors and Nominees

      Set forth below is certain information with respect to each existing director and nominee for director.

      Mitchell A. Saltz (age 49) began developing the products which led to the founding of the Company in 1997. He has served as Chairman of the Board and Chief Executive Officer of the Company since February, 1998. Mr. Saltz was the founder and former president of Business Information Systems, Inc., a data processing firm specializing in computerized accounting and income tax services for more than fifteen years. Clients of that firm included national CPA firms and Fortune 500 companies. Mr. Saltz received his BA degree in accounting from Cleveland State University.

      Robert L. Scott (age 56) has served as a member of the Board of Directors and as President of the Company since December 1999. In addition, Mr. Scott has served as President of the Company’s wholly-owned subsidiary, Smith & Wesson Corp., since May 2001. From December 1989 to December 1999, Mr. Scott served as Vice President of Sales and Marketing and later as Vice President of Business Development of Smith & Wesson Corp. prior to its acquisition by the Company. Mr. Scott received the 2002 Shooting Industry Award. In addition, Mr. Scott has served as Vice Chairman of the Hunting and Shooting Sports Heritage Foundation; as Treasurer and on the Board of Governors of the National Shooting Sports Foundation; on the Executive Committee of the Sporting Arms and Ammunition Institute; and on the Rand Criminal Justice Advisory Board. Mr. Scott received a BA degree in political science from Ohio University.

      Colton R. Melby (age 44), a director of the Company since May 2001, has served as Executive Vice President since May 2002. Prior to joining the Company, Mr. Melby was a strategic investor and independent business consultant. Mr. Melby also served in a number of positions within the aerospace industry, most recently with Metal Form, Inc., a Kent, Washington-based aerospace manufacturing company, where he served as President and Chief Executive Officer from 1987 to September 1999.

      Sherry L. Noreen (age 50) has served as a member of the Board of Directors and Secretary of the Company since February 1998. Ms. Noreen is an independent sales and marketing consultant. Ms. Noreen has managed sales teams selling communications networks for AT&T, Michigan Bell/ Ameritech and US West. Ms. Noreen has a BS degree in management from Michigan State University.

      James J. Minder (age 72), a director of the Company since May 2001, has been President of Amherst Consulting Co., LLC, a Scottsdale, Arizona-based management consulting firm, since July 1997. From 1976 to 1997, Mr. Minder served as president and Chief Executive Officer of Spectrum Human Services, Inc., a Michigan-based provider of counseling and mental health treatment services for neglected, abused and developmentally disabled children and families, which Mr. Minder founded in 1976. Mr. Minder received a BS degree in engineering, a BA degree in sociology and history and an MA degree in social work from the University of Michigan.

      G. Dennis Bingham (age 55) is a nominee for director. Since May 2000, he has served as a senior advisor on business valuation to Shenehon Company, a business valuation and real estate appraisal firm in Minneapolis, MN. From 1988 through April 2000, Mr. Bingham was an independent business consultant specializing in financial consulting to closely held businesses in Minneapolis, MN. In 1990, he founded a computer networking equipment company in Minneapolis, Minnesota, which was acquired by Ascend Communications, Inc. in 1996. Prior to 1988, Mr. Bingham was a financial executive for Munsingwear, Inc. and Minnesota Laser Corporation, a medical equipment company. Mr. Bingham received a BS degree in Business from the University of Minnesota. Mr. Bingham is a Certified Business Appraiser, Certified in Financial Management, and a Certified Management Accountant.

      James D. Staudohar (age 65), a nominee for director, has served since 1992 as the Vice Chairman and Chief Financial Officer of Arizona-based RSI Enterprises, Inc. RSI is a national receivables management company which specializes in the collection of child support and large medical receivables. He previously served as Senior Vice President and Chief Financial Officer of Best Products, Inc. and Vice President and Controller for B. Dalton Bookseller. Mr. Staudohar is a member of, and has held officer positions in, the National Association of Accountants and the Financial Executives Institute. Mr. Staudohar received a BS degree in Accounting and Finance from the University of Minnesota.

      I. Marie Wadecki (age 53), a nominee for director, has been the Corporate Budget Director of the McLaren Health Care Corporation, a Michigan-based four hospital health care system (“McLaren”), since January 2001. She has been with McLaren for more than 30 years, holding positions of increasing responsibility. From January 1996 through December 2000, she served as McLaren Regional Center Budget Manager. Ms. Wadecki is a member of both the American College of Healthcare Executives and Hospital Financial Management Association. She received her degree in Business Administration from Michigan State University.

Meetings and Committees of the Board of Directors

      During fiscal 2002, the Board of Directors held four meetings and took action by unanimous written consent on nine occasions. During fiscal 2002, no director then in office attended fewer than 75% of the aggregate number of meetings of the Board of Directors.

Director Compensation

      The Company does not pay fees to its directors for performance of their duties as directors of the Company. The Company does reimburse its directors for their out-of-pocket expenses incurred in connection with attendance at board meetings.

      Pursuant to the terms of a Promissory Note & Loan Agreement dated May 6, 2001 between the Company and Colton Melby, Mr. Melby has certain observer rights for so long as he owns at least 5% of the Company’s shares; these observer rights do not apply during periods when Mr. Melby or his representative serves on the Board of Directors. There are no family relationships between any of the directors except that Sherry Noreen is Mitchell Saltz’ wife.

Recommendation of the Board of Directors

      THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF ALL NOMINEES NAMED ABOVE.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

      Stonefield Josephson, Inc. has served as the Company’s independent accountants since May 1999 and has been appointed by the Board of Directors to continue as the Company’s independent accountants for the fiscal year ending April 30, 2003. In the event that ratification of this selection of accountants is not approved by a majority of the shares of Common Stock of the Company voting at the Annual Meeting in person or by proxy, management will review its future selection of accountants.

      Representatives of Stonefield Josephson, Inc. will have an opportunity to make a statement and will be available to respond to appropriate questions.

Recommendation of the Board of Directors

      THE BOARD RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF STONEFIELD JOSEPHSON, INC. AS THE COMPANY’S INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING APRIL 30, 2003.

INFORMATION REGARDING BENEFICIAL OWNERSHIP OF PRINCIPAL

STOCKHOLDERS AND MANAGEMENT

      The following table sets forth certain information that has been provided to the Company with respect to beneficial ownership of shares of the Company’s Common Stock as of August 15, 2002 for (i) each person who is known by the Company to own beneficially more than five percent of the outstanding shares of Common Stock, (ii) each director and nominee of the Company, (iii) each of the executive officers of the Company named in the Summary Compensation Table of this Proxy Statement (the “Named Officers”), and (iv) all directors and executive officers of the Company as a group:

				Percentage of
		Shares		Shares
		Beneficially		Beneficially
Title of Class	Name and Address of Beneficial Owner(1)	Owned		Owned(2)

Common Stock	Mitchell A. Saltz, Chairman of the Board and Chief Executive Officer	8,287,900	(3)	23.9%
Common Stock	Robert L. Scott, President and Director	5,280,000	(4)	15.2%
Common Stock	Colton Melby, Executive Vice President and Director	7,747,152		26.1%
Common Stock	James Minder, Director	50,000		*
Common Stock	Sherry L. Noreen, Director	275,000	(5)	*
Common Stock	G. Dennis Bingham, nominee for Director	3,800		*
Common Stock	James D. Staudohar, nominee for Director	—		—
Common Stock	I. Marie Wadecki, nominee for Director	—		—
Common Stock	John A. Kelly, Vice President and CFO of Smith & Wesson Corp., a subsidiary of the Company	—		—
Common Stock	All current directors and executive officers as a group (8 persons)	21,672,552	(6)	54.6%

*	Less than one percent of the outstanding Common Stock.

(1)	The address for each of these individuals is c/o Smith & Wesson Holding Corporation, 14500 N. Northsight Boulevard, Suite 116, Scottsdale, Arizona 85260.

(2)	Percentage ownership is based on 29,683,613 shares of Common Stock outstanding on August 15, 2002. Shares of Common Stock subject to stock options and warrants which are currently exercisable or will become exercisable within 60 days after August 15, 2002 are deemed outstanding for computing the percentage ownership of the person or group holding such options or warrants, but are not deemed outstanding for computing the percentage ownership of any other person or group.

(3)	Includes 5,000,000 shares issuable upon exercise of a warrant exercisable within 60 days of August 15, 2002. Does not include 275,000 shares owned by Mr. Saltz’ spouse, Sherry L. Noreen, a director and Secretary of the Company.

(4)	Includes 5,000,000 shares issuable upon exercise of a warrant exercisable within 60 days of August 15, 2002.

(5)	Does not include 8,287,900 shares beneficially owned by Ms. Noreen’s spouse, Mitchell A. Saltz, Chairman of the Board and Chief Executive Officer of the Company.

(6)	Includes 10,000,000 shares issuable upon exercise, by certain directors and executive officers, of warrants exercisable within 60 days of August 15, 2002. Also includes 32,500 shares held by Baitfish Partners, of which Damian A. Larson and Daniel A. Larson, executive officers of the Company, are general partners. Messrs. Larson and Larson disclaim beneficial ownership of such shares except to the extent of their individual pecuniary interest therein.

EXECUTIVE OFFICER COMPENSATION AND OTHER MATTERS

Summary of Cash and Certain Other Compensation

      The following table provides certain summary information concerning the compensation earned by the Company’s Chief Executive Officer and each of the Company’s other most highly compensated executive officers whose salary and bonus for the April 30, 2002 year was in excess of $100,000, for services rendered in all capacities to the Company and its subsidiaries for the fiscal years ended December 31, 1999, December 31, 2000, April 30, 2001, and April 30, 2002. Other than as set forth herein, no executive officer’s salary and bonus exceeded $100,000 in any of the applicable years. The following information includes the dollar value of base salaries, bonus awards, the number of stock options granted and certain other compensation, if any, whether paid or deferred. The listed individuals shall be hereinafter referred to as the “Named Officers”.

SUMMARY COMPENSATION TABLE

						Long-Term
						Compensation Awards
	Annual Compensation
Name and Principal						Securities Underlying	All Other
Position	Year(1)	Salary($)		Bonus($)		Options/SARs(#)	Compensation($)

Mitchell A. Saltz Chief Executive Officer	04/30/02 04/30/01 12/31/00 12/31/99	240,000 60,000 240,000 28,000	(1)	— — — —		5,000,000 — — —	— — — —
Robert L. Scott President	04/30/02 04/30/01 12/31/00 12/31/99	260,800 60,000 240,000 40,000	(1)	300,000 — 54,000 —	(3)	5,000,000 — — —	12,165(2) — — —
John A. Kelly Executive V.P. Finance of Smith & Wesson Corp. (subsidiary)	04/30/02 04/30/01 12/31/00 12/31/99	173,416 — — —		97,930 — — —		400,000 — — —	9,262(2) — — —

(1)	On June 29, 2001, the Company changed its fiscal year end from December 31 to April 30. The information disclosed above for the April 30, 2001 fiscal year sets forth compensation paid during the four-month period beginning January 1, 2001 and ending April 30, 2001. The information for each other fiscal year sets forth compensation paid for the twelve-month period ending on the date listed.

(2)	Represents for Mr. Scott, Company contributions under the Company’s 401(k) Plan of $5,250 for 2002, Company contributions under the Company’s benefit restoration plan of $5,129 for 2002 and group term life insurance premiums of $1,786 for 2002; and for Mr. Kelly, Company contributions under the Company’s 401(k) Plan of $4,485 for 2002, Company contributions under the Company’s benefit restoration plan of $3,062 for 2002 and group term life insurance premiums of $1,355 for 2002.

(3)	Mr. Scott received 300,000 shares of common stock in June 2000 in connection with his employment by the Company. The fair market value of such shares on the date of grant was $54,000.

Option Grants in Last Fiscal Year

      The following table provides certain information with respect to stock options and warrants granted to the Named Officers during the fiscal year ended April 30, 2002.

	Individual Grants

			Percent of Total
	Number of Securities		Options Granted	Exercise
	Underlying Options		to Employees in	Price Per	Expiration
Name	Granted(#)		Fiscal Year(%)(1)	Share($/sh)	Date

Mitchell A. Saltz	5,000,000	(2)	43.33%	$0.89	5/11/06
Robert L. Scott	5,000,000	(2)	43.33%	$0.89	5/11/06
John A. Kelly	400,000	(3)	3.46%	$0.81	10/31/11

(1)	The Company granted stock options representing 11,550,000 shares of Common Stock to employees in the fiscal year ended April 30, 2002.

(2)	Exercisable immediately.

(3)	Option vests in three equal annual installments beginning October 30, 2002. The option has a ten year term but is subject to termination in connection with termination of employment.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End Option Values

      The following table sets forth certain information with respect to options and warrants exercised by the Named Officers during the fiscal year ended April 30, 2002. In addition, the table sets forth the number of shares covered by unexercised stock options and warrants held by the Named Officers as of April 30, 2002, and the value of “in-the-money” stock options, which represents the positive spread between the exercise price of a stock option or warrant and the market price of the shares subject to such option or warrant as of April 30, 2002.

			Number of Securities
			Underlying Unexercised		Value of Unexercised
			Options at Fiscal		In-the-Money Options at
	Number of		Year-End(#)		Fiscal Year-End($)(1)
	Shares Acquired	Value
Name	on Exercise(#)	Realized($)	Exercisable	Unexercisable	Exercisable	Unexercisable

Mitchell A. Saltz	—	—	5,000,000	—	6,950,000	—
Robert L. Scott	—	—	5,000,000	—	6,950,000	—
John A. Kelly	—	—	—	400,000	—	588,000

(1)	Value is based on the $2.28 per share closing price on the OTC Bulletin Board on April 30, 2002, less the exercise price.

Employment Contracts, Termination of Employment and Change in Control Arrangements

      Effective May 2001, Robert L. Scott, President and CEO of the Company’s wholly-owned subsidiary, Smith & Wesson Corp. (“SWC”), entered into an employment agreement which provides for an initial two-year term, with automatic annual renewals thereafter unless SWC decides to amend the agreement upon at least thirty days’ prior notice before the expiration of any then-applicable term. Under the agreement, Mr. Scott is entitled to the following: annual salary of $240,000, participation in SWC’s employee benefit plans (including medical and other welfare plans) and profit sharing plan. In addition, as consideration for Mr. Scott’s role in the Company’s acquisition of SWC, certain non-compete and confidentiality covenants in the agreement and a hiring bonus, Mr. Scott received $300,000 in cash and a warrant to purchase 5,000,000 shares of Company common stock at a price of $.89 per share. In the event the agreement is terminated by SWC without “cause” before any then-applicable term, Mr. Scott is entitled to continued compensation for the balance of the term or six months, whichever is longer. “Cause” is defined in the agreement to mean personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty resulting in personal profit, uncured breeches of the agreement, and willful violation of material laws.

      Pursuant to an executive severance compensation plan, John A. Kelly, Executive Vice President of Finance of SWC, is entitled to receive a severance allowance equal to one year’s salary plus bonus and benefits if his employment is terminated prior to May 11, 2003 and such termination was either by SWC without just cause or by Mr. Kelly with good reason. “Just cause” is generally defined to mean willful misconduct, breach of fiduciary duty resulting in personal profit, uncured failure to perform duties, and felony conviction. “Good reason” is generally defined to include material reduction in salary, benefits or duties, material relocation of employment, involuntary termination other than by death or disability.

      The Company does not have any existing employment agreements with any other Named Officers.

DISCLOSURE WITH RESPECT TO THE COMPANY’S EQUITY COMPENSATION PLANS

      The Company maintains the 2001 Stock Option Plan (the “Option Plan”) and the 2001 Employee Stock Purchase Plan (the “ESPP”), pursuant to which it may grant equity awards to eligible persons. Additionally, it has entered into a number of individual arrangements outside of the equity plans with its Chief Executive Officer and its President, as well as with certain consultants and advisors providing for the award of warrants to purchase Common Stock of the Company. The terms of these individual equity awards are described more fully below.

      The following table provides information about equity awards under the Company’s Option Plan, ESPP and the individual equity awards:

	Number of securities to be		Number of securities
	issued upon exercise of	Weighted-average exercise	remaining available for future
	outstanding options,	price of outstanding options,	issuance under equity
Plan Category	warrants and rights (#)	warrants and rights ($)	compensation plans

Equity compensation plans approved by shareholders	1,550,000	$0.81	18,450,000
Equity compensation plans not approved by shareholders	11,009,450	$0.89	0
Total	12,559,450	$0.88	18,450,000

SUMMARY DESCRIPTION OF NON-SHAREHOLDER APPROVED EQUITY ARRANGEMENTS

      In consideration for past services to the Company, including services rendered in connection with the acquisition of Smith & Wesson Corp., the Company issued a warrant dated May 11, 2001, to Mr. Saltz, Chairman of the Board and Chief Executive Officer of the Company. The warrant entitles Mr. Saltz to purchase up to 5,000,000 shares of the Company’s Common Stock at an exercise price of $0.89 per share. The warrant is exercisable immediately, has a cashless exercise provision and expires May 11, 2006.

      Also in consideration for past services to the Company, including services rendered in connection with the acquisition of Smith & Wesson Corp., the Company issued a warrant, dated May 11, 2001, to Mr. Scott, President and a director of the Company. The warrant entitles Mr. Scott to purchase up to 5,000,000 shares of the Company’s Common Stock at an exercise price of $0.89 per share. The warrant is exercisable immediately, has a cashless exercise provision and expires May 11, 2006.

      In connection with arranging a loan to the Company, the Company issued warrants, each dated May 11, 2001, to two unrelated parties. These warrants entitle each holder to purchase up to 354,725 shares of the Company’s Common Stock at an exercise price of $1.00 per share. The warrants are exercisable immediately and expire May 11, 2003.

      Also in connection with arranging a loan to the Company, the Company issued warrants, each dated March 19, 2001, to two unrelated parties. These warrants entitle each holder to purchase up to 150,000 shares of the Company’s Common Stock at an exercise price of $0.50 per share. The warrants are immediately exercisable and expire March 19, 2003.

FEES BILLED FOR SERVICES RENDERED BY PRINCIPAL ACCOUNTANT

      For the fiscal year ended April 30, 2002, Stonefield Josephson, Inc., our principal independent accountant, billed the approximate fees set forth below:

Audit Fees

      Aggregate fees for services rendered in connection with its audit of the Company’s consolidated financial statements as of and for the year ended April 30, 2002 and its limited reviews of the Company’s unaudited condensed consolidated interim financial statements were $410,000.

Financial Information Systems Design and Implementation Fees

      Aggregate fees for financial information systems design and implementation services were $0 during the year ended April 30, 2002.

      The Company makes all management decisions with respect to its financial information systems, and is responsible for evaluating the adequacy of such systems and for establishing and maintaining the Company’s system of internal accounting controls.

All Other Fees

      Aggregate fees for (i) tax services were $48,000; and (ii) non-financial statement audit services such as due diligence procedures associated with acquisitions and assistance with regulatory filings were $59,000.

CERTAIN TRANSACTIONS

      In February 2001, the Company borrowed $80,000 from Mitchell Saltz, its Chief Executive Officer and Chairman of the Board. The loan was repaid in March 2001.

      In 1999, the Company borrowed $357,425 from Hedy Rennert, the sister of Mitchell Saltz, pursuant to an unsecured note which accrued interest at the rate of 10% per annum. In June 2002, the entire balance was repaid by the Company.

      In May 2001, the Company borrowed $5 million from Colton Melby in order to acquire SWC. The loan accrued interest at the rate of 12%. Mr. Melby received warrants to purchase 7,094,500 shares of common stock at $.40 per share and his brothers received warrants to purchase 375,000 shares each at $.80 per share. In March 2002, Mr. Melby fully exercised his warrants by applying $2,837,800 of the loan balance to fully exercise his warrant and applied the $2,162,200 loan balance to purchase an additional 1,310,424 shares. Mr. Melby’s brothers exercised their warrants in May 2001. Pursuant to the loan agreement with the Company, Mr. Melby received pre-emptive rights with respect to the issuance of new shares of Company stock for a period of six years after repayment of the loan, except with respect to stock issued to employees, directors and consultants.

      From May 2001 through March 2002, the Company obtained consulting services from A for Effort Inc., a corporation partially-owned by Mitchell Saltz and Robert Scott. Of the approximately $168,000 paid by the Company for fees and expenses, Messrs. Saltz and Scott received no compensation.

      In addition, the Company has entered into indemnification agreements with each of its directors and executive officers. These agreements require the Company to indemnify such individuals, to the fullest extent permitted by Nevada law, for certain liabilities to which they may become subject as a result of their affiliation with the Company.

STOCKHOLDER PROPOSALS FOR 2003 ANNUAL STOCKHOLDER’S MEETING

      Proposals of stockholders intended to be included in the Company’s proxy statement for the 2003 Annual Meeting of Stockholders must be received by Smith & Wesson Holding Corporation, Attn: General Counsel, at 14500 N. Northsight Boulevard, Suite 116, Scottsdale, Arizona 85260 no later than April 16, 2003.

SECTION 16 BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and persons who own more than 10% of the Company’s Common Stock (collectively, “Reporting Persons”) to file with the SEC initial reports of ownership and changes in ownership of the Company’s Common Stock. Reporting Persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file. To the Company’s knowledge, based solely on its review of the copies of such reports received or written representations from certain Reporting Persons that no other reports were required, the Company believes that during its fiscal year ended April 30, 2002, all Reporting Persons complied with all applicable filing requirements except as disclosed herein.

      Mitchell A. Saltz failed to timely file his Form 3, one Form 4 reporting two dispositions of shares in April 2000 and one Form 4 reporting the acquisition of a warrant in May 2001. Robert L. Scott failed to timely file his Form 3, one Form 4 reporting the acquisition of a warrant in May 2001 and three Form 4’s reporting the disposition of shares in August and September 2001 and April 2002. Colton R. Melby failed to timely file his Form 3, one Form 4 reporting two acquisitions of shares in March 2002 and one Form 4 reporting the disposition of shares in April 2002. Sherry L. Noreen failed to timely file her Form 3 and one Form 4 reporting two dispositions of shares by her husband, Mitchell A. Saltz, in April 2000. James J. Minder failed to timely file his Form 3. Each of these delinquent forms has now been filed.

OTHER MATTERS

      The Board of Directors knows of no other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, proxies in the enclosed form will be voted in respect thereof as the proxy holders deem advisable.

      Accompanying this Proxy Statement, is a copy of the Company’s Annual Report to Stockholders for the fiscal year ended April 30, 2002, which consists of the Company’s Annual Report on Form 10-KSB for such fiscal year, without exhibits, substantially as filed with the Securities and Exchange Commission. Copies of the omitted exhibits are available for a fee equal to the Company’s reasonable expenses in furnishing them.

      It is important that the proxies be returned promptly and that your shares be represented. Stockholders are urged to mark, date, sign and promptly return the accompanying proxy card in the enclosed envelope.

      The form of proxy and this proxy statement have been approved by the Board of Directors and are being mailed and delivered to Shareholders by its authority.

By Order of the Board of Directors,

Mitchell A. Saltz
Chief Executive Officer and Chairman
of the Board of Directors

Scottsdale, Arizona

August 15, 2002

SMITH & WESSON HOLDING CORPORATION
PROXY

Annual Meeting of Stockholders, September 18, 2002

This Proxy is Solicited on Behalf of the Board of Directors of Smith & Wesson Holding Corporation

    The undersigned revokes all previous proxies, acknowledges receipt of the Notice of the Annual Meeting of Stockholders to be held September 18, 2002 and the Proxy Statement and appoints Mitchell A. Saltz and Colton R. Melby, and each of them, the Proxy of the undersigned, with full power of substitution, to vote all shares of Common Stock of Smith & Wesson Holding Corporation (the “Company”) which the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, at the Annual Meeting of Stockholders of the Company to be held at Copperwynd Resort and Club, 13225 N. Eagle Ridge Dr., Fountain Hills, Arizona 85268 on Wednesday, September 18, 2002 at 10:00 a.m. Mountain Standard Time (the “Annual Meeting”), and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this Proxy shall be voted in the manner set forth on the reverse side.

1.	To elect a director to serve for a one-year term ending in the year 2003 or until his or her successor is duly elected and qualified;

WITHHOLD AUTHORITY
	FOR	TO VOTE
G. Dennis Bingham	☐	☐
Colton R. Melby	☐	☐
James J. Minder	☐	☐
Sherry L. Noreen	☐	☐
Mitchell A. Saltz	☐	☐
Robert L. Scott	☐	☐
James D. Staudohar	☐	☐
I. Marie Wadecki	☐	☐

2.	FOR ☐	AGAINST ☐	ABSTAIN ☐	To ratify the appointment of Stonefield Josephson, Inc. as independent auditors of the Company for the fiscal year ending April 30, 2003.

3.				In accordance with the discretion of the proxy holders, to act upon all matters incident to the conduct of the meeting and upon other matters as may properly come before the meeting.

    The Board of Directors recommends a vote IN FAVOR OF the director listed above and a vote IN FAVOR OF each of the listed proposals. This Proxy, when properly executed, will be voted as specified above. If no specification is made, this Proxy will be voted IN FAVOR OF the election of the director listed above and IN FAVOR OF the other proposal.

Please print the name(s) appearing on each share certificate(s) over which you have voting authority:

(Print name(s) on certificate)

Please sign
your name:
(Authorized Signature(s))

Date: